EXHIBIT 99.1

PREMA LIFE PTY. LTD.

INDEX TO THE AUDITED FINANCIAL STATEMENTS

Years Ended June 30, 2020 and 2019

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Prema Life Pty. Ltd.

11 Aldinga Street

Brendale

4500 QLD

Australia

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Prema Life Pty. Ltd. (the ‘Company’) as of June 30, 2020 and 2019, and the related statements of operations and other comprehensive income/(loss), stockholders’ equity, and cash flows for each of two years in years ended of June 30, 2020 and 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2020 and 2019, and the results of its operations and its cash flows for each of two years in the year ended June 30, 2020 and 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2020.

/s/JP Centurion & Partners PLT
JP Centurion & Partners PLT

Kuala Lumpur, Malaysia

March 31, 2021

2

PREMA LIFE PTY. LTD.

BALANCE SHEETS

JUNE 30, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Audited)

		As of
	Note	June 30, 2020	June 30, 2019
ASSETS
CURRENT ASSETS
Cash and bank balances		$244,533	$70,261
Amount due from related parties	3	26,437	-
Other receivables, deposits and prepayments	4	53,355	31,625
Trade receivables	5	157,866	191,619
Inventories		315,601	537,333
Total current assets		797,792	830,838

NON-CURRENT ASSETS
Plant and equipment, net	6	-	55,097
Total non-current assets		-	55,097
TOTAL ASSETS		$797,792	$885,935

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Trade payables	7	$99,739	$111,072
Other payables and accrued liabilities	8	323,487	592,321
Total current liabilities		423,226	703,393

NON-CURRENT LIABILITIES
Loan	9	171,214	-
Total non-current liabilities		171,214	-
TOTAL LIABILITIES		$594,440	$703,393

STOCKHOLDERS’ EQUITY
Stockholders’ equity		$1,420,978	$1,354,618
Accumulated losses		(1,174,199)	(1,132,406)
Other comprehensive losses		(43,427)	(39,670)
TOTAL STOCKHOLDERS’ EQUITY		203,352	182,542

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$797,792	$885,935

The notes are an integral part of these financial statements.

3

PREMA LIFE PTY. LTD.

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME/(LOSS)

FOR THE YEARS ENDED JUNE 30, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Audited)

	Year ended June 30,
	2020	2019
REVENUE	$1,574,148	$1,425,254
COST OF REVENUE	(894,182)	(418,580)
GROSS PROFIT	679,966	1,006,674

OTHER INCOME	572,631	103,126
OPERATING EXPENSES	(1,283,773)	(1,285,661)
LOSS FROM OPERATIONS	(31,176)	(175,861)

FINANCE COSTS	(10,617)	(13,963)

LOSS FROM OPERATIONS	(41,793)	(189,824)

TAX EXPENSE:
Deferred tax	-	-
Income tax	-	-
TOTAL TAX EXPENSE	-	-

NET LOSS	$(41,793)	$(189,824)

OTHER COMPREHENSIVE LOSS
Foreign currency translation loss	(3,757)	(39,670)

TOTAL COMPREHENSIVE LOSS	$(45,550)	$(229,494)

The notes are an integral part of these financial statements.

4

PREMA LIFE PTY. LTD.

STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED JUNE 30, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Audited)

	Common stock			Accumulated other
	Number of shares	Amount	Accumulated losses	comprehensive losses	Total equity
Balance as of July 1, 2018	2,500	$1,354,618	$(942,582)	$-	$412,036

Net loss for the year	-	-	(189,824)	-	(189,824)
Foreign currency translation loss	-	-	-	(39,670)	(39,670)

Balance as of June 30, 2019	2,500	$1,354,618	$(1,132,406)	$(39,670)	$182,542

Issuance of shares	676	66,360	-	-	66,360
Net loss for the year	-	-	(41,793)	-	(41,793)
Foreign currency translation loss	-	-	-	(3,757)	(3,757)

Balance as of June 30, 2020	3,176	$1,420,978	$(1,174,199)	$(43,427)	$203,352

The notes are an integral part of these financial statements.

5

PREMA LIFE PTY. LTD.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JUNE 30, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Audited)

	Year Ended
	June 30,
	2020	2019
Cash flows from operating activities:
Net loss	$(41,793)	$(189,824)

Adjustments to reconcile net loss to net cash used in operating activities:
Bad debts written off	1,002	93
Depreciation of plant and equipment	11,959	10,938
Finance costs	10,617	-
Impairment loss on goodwill	-	140,240
Plant and equipment written off	41,854	-
Operating profit/(loss) before working capital changes	23,639	(38,553)

Changes in operating assets and liabilities:
Inventories	209,209	(32,724)
Trade and other receivables	5,818	38,499
Trade and other payables	12,847	(328,668)
Amount due from related parties	(303,057)	298,404
Cash used in operating activities	(51,544)	(63,042)

Cash flows from financing activities:
Interest paid	(10,617)	-
Issuance of shares	66,360	-
Drawdown/(Repayment) of term loans	171,214	(6,746)
Net cash generated from/(used in) financing activities	226,957	(6,746)

Foreign currency translation adjustment	(1,141)	21,107
NET CHANGE IN CASH AND CASH EQUIVALENTS	174,272	(48,681)
CASH AND CASH EQUIVALENTS, BEGINNING OF FINANCIAL YEAR	70,261	118,942
CASH AND CASH EQUIVALENTS, END OF FINANCIAL YEAR	$244,533	$70,261

CASH AND CASH EQUIVALENTS INFORMATION:
Cash and bank balances	$244,533	$70,261
Cash and cash equivalents, end of financial year	244,533	70,261

The notes are an integral part of these financial statements.

6

PREMA LIFE PTY. LTD.

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Audited)

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Prema Life Pty. Ltd. (“we,” “us,” “our,” the “Company,” or “Prema Life”) is a private limited liability company, incorporated in Australia.

Prema Life is a HACCP certified manufacturer and supplier of functional foods and supplements, and of practitioner only naturopathic and homeopathic medicines. Prema Life produces an extensive range of products including proteins, green blends, sports nutrition, weight management and maintenance, and health and wellness products.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Foreign Currency Translation and Re-measurement

The Company translates its foreign operations to U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

Translation of amounts from the local currency, Australia Dollar (“AU$”) of the Company into US$1.00 has been made at the following exchange rates for the respective years:

	June 30, 2020	June 30, 2019
Year-end USD : AU$ exchange rate	1.460	1.426

	July 1, 2020 to June 30, 2020	July 1, 2019 to June 30, 2019
Yearly average USD : AU$ exchange rate	1.490	1.398

The Company’s functional currency is AU$ and reporting currency is the U.S. dollar.

The Company translates its records into U.S. dollar as follows:

●	Assets and liabilities at the rate of exchange in effect at the balance sheet date
●	Equities at historical rate
●	Revenue and expense items at the average rate of exchange prevailing during the period

7

Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, amount due from related parties, prepaid expenses, deposits and other current assets, accounts payable, accrued liabilities and other payables. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments.

Plant and equipment

Plant and equipment are recorded at cost. Depreciation is calculated using straight line method over the estimated useful lives of the assets. The useful lives are as follows:

Plant and equipment	10 % to 100%
Furniture and fittings	10 % to 20%
Office equipment	10 % to 100%
Manufacturing equipment	20%

Maintenance and repairs are charged to operations as incurred. Expenditures which substantially increase the useful lives of the related assets are capitalized. When plant and equipment are disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is reported in the period the transaction takes place.

Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the year ended June 30, 2020 and 2019, the Company did not impair any long-lived assets.

Inventories

Inventories consisting of products available for sell, are stated at the lower of cost or market value. Cost of inventory is determined using the weighted average method. Inventory reserve is recorded to write down the cost of inventory to the estimated market value due to slow-moving merchandise and damaged goods, which is dependent upon factors such as historical and forecasted consumer demand, and promotional environment. The Company takes ownership, risks and rewards of the products purchased. Write downs are recorded in cost of revenues in the Condensed Statements of Operations and Comprehensive Income.

Cash and cash equivalents

For the purpose of presentation in the statement of cash flows, cash and cash equivalents consist of cash on hand, bank balances and deposits with licensed banks, with original maturities of three months or less that are readily convertible to known amounts of cash and subject to an insignificant risk of changes in value, net of bank overdrafts, if applicable.

8

Revenue Recognition

Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services.

The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

●	identify the contract with a customer;
●	identify the performance obligations in the contract;
●	determine the transaction price;
●	allocate the transaction price to performance obligations in the contract; and
●	recognize revenue as the performance obligation is satisfied.

The Company records revenue at point in time which is recognized upon goods delivered or services rendered.

Income Taxes and Deferred Taxes

Tax expense in profit or loss comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss except to the extent that it relates to a business combination or items recognized directly in equity or other comprehensive income.

Deferred tax is recognized using the liability method for all temporary differences between the carrying amounts of assets and liabilities in the statement of financial position and their tax bases. Deferred tax is not recognized for the temporary differences arising from the initial recognition of goodwill, the initial recognition of assets and liabilities in a transaction which is not a business combination and that affects neither accounting nor taxable profit or loss. Deferred tax is measured at the tax rates that are expected to be applied to the temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the end of the reporting period.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 – AMOUNT DUE FROM RELATED PARTIES

The amount due from related parties is unsecured, interest-free and repayable on demand.

NOTE 4 – OTHER RECEIVABLES, DEPOSITS AND PREPAYMENTS

Other receivables, deposits and prepayments at June 30, 2020 and 2019 consist of the following:

	June 30,	June 30,
	2020	2019
Other receivables	14,226	-
Prepayments	39,129	31,625
	$53,355	$31,625

9

NOTE 5 – TRADE RECEIVABLES

The Company has performed an analysis on all its trade receivables and determined that all amounts are collectible by the Company. As such, trade receivables are reflected as a current asset and no allowance for expected credit loss has been recorded as of June 30, 2020 and 2019. A total of $1,002 and $93 of bad debts were written off for the year ended June 30, 2020 and 2019, respectively. The Company’s trade receivables consist of receivable from customers which are unrelated to the Company. The account receivables are non-interest bearing and is subject to normal trade terms.

NOTE 6 – PLANT AND EQUIPMENT

Plant and equipment at June 30, 2020 and 2019 consist of the following:

	June 30,	June 30,
	2020	2019
Cost:
Plant and equipment	$-	$37,302
Furniture and fittings	-	26,326
Office equipment	-	55,012
Manufacturing equipment	-	92,252
	-	210,892
Less: accumulated depreciation	-	(148,251)
Foreign exchange translation	-	(7,544)
Plant and equipment, net	$-	$55,097

During the year ended June 30, 2020 and 2019, the Company recorded depreciation of $11,959 and $10,938, respectively.

During the year ended June 30, 2020, plant and equipment with a carrying amount of $41,854 was written off.

NOTE 7 – TRADE PAYABLES

Trade payables are amounts billed to the Company by suppliers for goods and services in the ordinary course of business. All amounts have short-term repayment terms and vary by supplier.

NOTE 8 - OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at June 30, 2020 and 2019 consist of the following:

	June 30,	June 30,
	2020	2019
Other payables and accrued liabilities	264,700	559,423
Deposits	7,166	887
Provision	51,621	32,011
	$323,487	$592,321

10

NOTE 9 – LOAN

The loan represents 10 years loan facility from Queensland Rural and Industry Development Authority for an assistance under Queensland COVID-19 support loan program for the purpose to assist the Company to manage its working capital expenses.

The loan is secured under the Company’s present and future property of any kind, including all personal property bearing interest at rate 0% for the first 12 months and 2.50% for the remainder of the loan term. First repayment commencing from July 2021.

NOTE 10 – INCOME TAXES

The Company provides for income taxes under ASC 740, “Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. It also requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company is subject to the tax laws of the Australia at range from 27.5% to 30.0%.

NOTE 11 – SIGNIFICANT EVENTS

On 11 March 2020, the World Health Organization declared the Coronavirus (“Covid-19”) outbreak to be a pandemic, which has caused severe global social and economic disruptions and uncertainties, including markets where the Company operates or intends to operate. The Company is actively monitoring and managing its operations to respond to these changes, the Company does not consider it practicable to provide any quantitative estimate on the potential impact it may have on the Company as the outbreak continue to evolve as of the date of this report.

NOTE 12 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date these financial statements were available to be issued. Based on our evaluation no material events have occurred that require disclosure except for the acquisition of the entire interests of the Company by Rayont Inc. of which the transaction has been completed on December 23, 2020.

11

GGLG PROPERTIES PTY. LTD.

INDEX TO THE AUDITED FINANCIAL STATEMENTS

YEARS ENDED JUNE 30, 2020 AND 2019

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of GGLG Properties Pty. Ltd.

PO Box 5877

Brendale

4500 QLD

Australia

Opinion on the Financial Statements

We have audited the accompanying balance sheets of GGLG Properties Pty. Ltd. (the ‘Company’) as of June 30, 2020 and 2019, and the related statements of operations and other comprehensive income/(loss), stockholders’ equity, and cash flows for each of two years in years ended of June 30, 2020 and 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as at June 30, 2020 and 2019, and the results of its operations and its cash flows for each of two years in the year ended June 30, 2020 and 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Company’s auditor since 2020.

/s/JP Centurion & Partners PLT
JP Centurion & Partners PLT

Kuala Lumpur, Malaysia

March 31, 2021

2

GGLG PROPERTIES PTY. LTD.

BALANCE SHEETS

JUNE 30, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Audited)

		As of
	Note	June 30, 2020	June 30, 2019
ASSETS
CURRENT ASSETS
Cash and bank balances		$1,485	$4,146
Amount due from related parties	3	2,055	16,175
Other receivables, deposits and prepayments		325	-
Trade receivables	4	13,327	25,302
Total current assets		17,192	45,624

NON-CURRENT ASSETS
Property, plant and equipment, net	5	546,666	589,493
Total non-current assets		546,666	589,493
TOTAL ASSETS		$563,858	$635,116

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Other payables and accrued liabilities	6	$6,016	$15,790
Amount due to a Director	7	1,458	-
Amount due to a related party	8	16,411	-
Loan	9	452,006	462,790
Total current liabilities		475,891	478,580

TOTAL LIABILITIES		$475,891	$478,580

STOCKHOLDERS’ EQUITY
Common stocks		$791,745	$791,745
Capital reserve		(397,108)	(397,108)
Accumulated losses		(284,995)	(221,356)
Other comprehensive losses		(21,675)	(16,745)
TOTAL STOCKHOLDERS’ EQUITY		87,967	156,536

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$563,858	$635,116

The notes are an integral part of these financial statements.

3

GGLG PROPERTIES PTY. LTD.

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME/(LOSS)

FOR THE YEARS ENDED JUNE 30, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Audited)

	Year ended
	June 30,
	2020	2019

REVENUE	$53,799	$59,830
OPERATING EXPENSES - general and administrative	(88,231)	(24,140)
(LOSS)/PROFIT FROM OPERATIONS	(34,432)	35,690

FINANCE COSTS	(29,207)	(17,710)

(LOSS)/PROFIT FROM OPERATIONS	(63,639)	17,980

TAX EXPENSE:
Deferred tax	-	-
Income tax	-	-
TOTAL TAX EXPENSE	-	-

NET (LOSS)/PROFIT	$(63,639)	$17,980

OTHER COMPREHENSIVE LOSS
Foreign currency translation loss	(4,930)	(16,745)

TOTAL COMPREHENSIVE (LOSS)/INCOME	$(68,569)	$1,235

The notes are an integral part of these financial statements.

4

GGLG PROPERTIES PTY. LTD.

STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED JUNE 30, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Audited)

	Common stock				Accumulated Other
	Number of shares	Amount	Capital loss	Accumulated losses	comprehensive losses	Total Equity
Balance as of July 1, 2018	1,010,000	$791,745	$(397,108)	$(239,336)	$-	$155,301

Net profit for the year	-	-	-	17,980	-	17,980
Foreign currency translation loss	-	-	-	-	(16,745)	(16,745)

Balance as of June 30, 2019	1,010,000	$791,745	$(397,108)	$(221,356)	$(16,745)	$156,536

Net loss for the year	-	-	-	(63,639)	-	(63,639)
Foreign currency translation loss	-	-	-	-	(4,930)	(4,930)

Balance as of June 30, 2020	1,010,000	$791,745	$(397,108)	$(284,995)	$(21,675)	$87,967

The notes are an integral part of these financial statements.

5

GGLG PROPERTIES PTY. LTD.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JUNE 30, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Audited)

	Year Ended
	June 30,
	2020	2019
Cash flows from operating activities:
Net (loss)/profit	$(63,639)	$17,980

Adjustments to reconcile net (loss)/profit to net cash (used in)/generated from operating activities:
Depreciation of property, plant and equipment	1,364	14,456
Property, plant and equipment written off	27,600	-
Operating (loss)/profit before working capital changes	(34,675)	32,436

Changes in operating assets and liabilities:
Trade and other receivables	11,385	(24,809)
Trade and other payables	(9,732)	2,394
Amount due from related parties	13,744	-
Amount due to a Director	1,458	-
Amount due to related parties	16,411	-
Cash (used in)/generated from operating activities	(1,409)	10,021

Cash flows from investing activity:
Purchase of property, plant and equipment	-	(6,255)
Net cash used in investing activity	-	(6,255)

Foreign currency translation adjustment	(1,252)	(447)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(2,661)	3,319
CASH AND CASH EQUIVALENTS, BEGINNING OF FINANCIAL YEAR	4,146	827
CASH AND CASH EQUIVALENTS, END OF FINANCIAL YEAR	$1,485	$4,146

CASH AND CASH EQUIVALENTS INFORMATION:
Cash and bank balances	1,485	4,146
Cash and cash equivalents, end of financial year	$1,485	$4,146

The notes are an integral part of these financial statements.

6

GGLG PROPERTIES PTY. LTD.

NOTES TO THE FINANCIAL STATEMENTS

JUNE 30, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Audited)

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

GGLG Properties Pty. Ltd. (“we,” “us,” “our,” the “Company,” or “GGLG”) is a private limited liability company, incorporated in Australia.

GGLG is the owner and operator of 11 Aldinga Street, Brendale, Queensland, 4500, Australia. The facility has an area of 21,000 square feet with single floor buildings and is leased to Prema Life. The immediate plan is to build a double story building of 37,673 square feet for office, production and logistical support of Prema Life Pty Ltd. The design and planning for this are in process at present.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Foreign Currency Translation and Re-measurement

The Company translates its foreign operations to U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

Translation of amounts from the local currency, Australia Dollar (“AU$”) of the Company into US$1.00 has been made at the following exchange rates for the respective years:

	June 30, 2020	June 30, 2019
Year-end USD : AU$ exchange rate	1.460	1.426

	July 1, 2020 to June 30, 2020	July 1, 2019 to June 30, 2019
Yearly average USD : AU$ exchange rate	1.490	1.398

The Company’s functional currency is AU$ and reporting currency is the U.S. dollar.

The Company translates its records into U.S. dollar as follows:

●	Assets and liabilities at the rate of exchange in effect at the balance sheet date
●	Equities at historical rate
●	Revenue and expense items at the average rate of exchange prevailing during the period

7

Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, amount due from related parties, prepaid expenses, deposits and other current assets, other payables, accrued liabilities and amount due to a Director and related party. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments.

Property, Plant and equipment

Each class of property, plant and equipment is carried at cost less, where applicable, any accumulated depreciation and impairment.

Property, plant and equipment, excluding freehold land, is depreciated on a straight-line basis over the assets’ useful lives, commencing when the asset is ready for use. The depreciation rates of the property, plant and equipment are as follows:

Building	2.2%
Leasehold improvements	2.5%
Plant and equipment	13.0%
Furniture and fittings	10.0% to 30.0%

Maintenance and repairs are charged to operations as incurred. Expenditures which substantially increase the useful lives of the related assets are capitalized. When plant and equipment are disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is reported in the period the transaction takes place.

Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the year ended June 30, 2020 and 2019, the Company did not impair any long-lived assets.

Cash and cash equivalents

For the purpose of presentation in the statement of cash flows, cash and cash equivalents consist of cash on hand, bank balances and deposits with licensed banks, with original maturities of three months or less that are readily convertible to known amounts of cash and subject to an insignificant risk of changes in value, net of bank overdrafts, if applicable.

Revenue Recognition

Rental income from lease of property is recognised as revenue in profit or loss on a straight-line basis over the term of the lease term.

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Income Taxes and Deferred Taxes

Tax expense in profit or loss comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss except to the extent that it relates to a business combination or items recognized directly in equity or other comprehensive income.

Deferred tax is recognized using the liability method for all temporary differences between the carrying amounts of assets and liabilities in the statement of financial position and their tax bases. Deferred tax is not recognized for the temporary differences arising from the initial recognition of goodwill, the initial recognition of assets and liabilities in a transaction which is not a business combination and that affects neither accounting nor taxable profit or loss. Deferred tax is measured at the tax rates that are expected to be applied to the temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the end of the reporting period.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 – AMOUNT DUE FROM RELATED PARTIES

The amount due from related parties is unsecured, interest-free and repayable on demand.

NOTE 4 – TRADE RECEIVABLES

The Company has performed an analysis on all its trade receivables and determined that all amounts are collectible by the Company. As such, trade receivables are reflected as a current asset and no allowance for expected credit loss has been recorded as of June 30, 2020 and 2019. The Company’s trade receivables consist of receivable from customers which are unrelated to the Company.  The account receivables are non-interest bearing and is subject to normal trade terms.

NOTE 5 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment at June 30, 2020 and 2019 consist of the following:

	June 30,	June 30,
	2020	2019
Cost:
Land	$538,397	$538,397
Building	94,912	94,912
Leasehold improvements	21,648	21,648
Plant and equipment	-	90,492
Furniture and fittings	-	32,207
	654,957	777,656
Less: accumulated depreciation	(25,536)	(106,284)
Foreign exchange translation	(82,755)	(81,879)
Property, plant and equipment, net	$546,666	$589,493

During the year ended June 30, 2020 and 2019, the Company recorded depreciation of $1,364 and $14,456, respectively.

During the year ended June 30, 2020, the plant and equipment with a carrying amount of $27,600 was written off.

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NOTE 6 - OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at June 30, 2020 and 2019 consist of the following:

	June 30,	June 30,
	2020	2019
Other payables and accrued liabilities	$6,016	$15,790

NOTE 7 – AMOUNT DUE TO A DIRECTOR

The amount due to a Director is unsecured, interest-free and repayable on demand.

NOTE 8 – AMOUNT DUE TO A RELATED PARTY

The amount due to a related party is unsecured, interest-free and repayable on demand.

NOTE 9 – LOAN

The loan represents secured loan facility used by the Company to finance its acquisition of property with interest bearing at a rate of 6.23% and maturity term of 1 year as of June 30, 2019. The loan amount was refinanced during financial year June 30, 2020 with interest bearing at a rate of 10% which is repayable within the next 12 months as of June 30, 2020.

NOTE 10 – INCOME TAXES

The Company provides for income taxes under ASC 740, “Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. It also requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company is subject to the tax laws of the Australia at range from 27.5% to 30.0%. There is no taxation during the financial year ended June 30, 2020 and 2019.

NOTE 11 – SIGNIFICANT EVENTS

On 11 March 2020, the World Health Organization declared the Coronavirus (“Covid-19”) outbreak to be a pandemic, which has caused severe global social and economic disruptions and uncertainties, including markets where the Company operates or intends to operate. The Company is actively monitoring and managing its operations to respond to these changes, the Company does not consider it practicable to provide any quantitative estimate on the potential impact it may have on the Company as the outbreak continue to evolve as of the date of this report.

NOTE 12 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date these financial statements were available to be issued. Based on our evaluation no material events have occurred that require disclosure except for the acquisition of the entire interests of the Company by Rayont Inc. of which the transaction has been completed on February 22, 2021.

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